UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2009
Cardica, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51772	94-3287832
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

900 Saginaw Drive, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 25, 2009, Cardica, Inc. (“Cardica”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”) pursuant to which it agreed to sell and issue an aggregate of 8,142,082 shares of common stock and warrants to purchase up to 4,071,046 shares of common stock (the “Private Placement”). The per unit purchase price of a share of common stock and a warrant to purchase one half (1/2) of a share of common stock is $1.2525. The warrants will become exercisable on the date that is six months from the date of issuance, at an exercise price of $1.45 per share, and will have a five year life. Certain individuals and entities associated with Allen & Company LLC have agreed to invest an aggregate of approximately $1,600,000 in the Private Placement. John Simon, Ph.D., a member of Cardica’s board of directors, is a managing director of Allen & Company LLC. Certain individuals and entities associated with Sutter Hill Ventures have agreed to invest an aggregate of approximately $3,176,000 in the Private Placement. William H. Younger, Jr., a member of Cardica’s board of directors, is a managing director of the general partner of Sutter Hill Ventures. Certain executive officers of Cardica have agreed to invest an aggregate of approximately $275,000 in the Private Placement. The Private Placement is subject to customary closing conditions and is expected to close during the week of September 28, 2009.
     In connection with the Private Placement, Cardica entered into a Registration Rights Agreement, dated September 25, 2009, with the Purchasers (the “Registration Rights Agreement”) pursuant to which it has agreed to file within 30 days after the closing one or more registration statements registering for resale the shares of common stock and shares of common stock issuable upon exercise of the warrants sold in the Private Placement.
     The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement and warrants are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Registration Rights Agreement and form of warrant, which are filed as Exhibit 10.24, Exhibit 10.25 and Exhibit 4.6, respectively, to this current report on Form 8-K and are incorporated by reference herein.
     The securities offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.6	Form of Warrant.

10.24	Securities Purchase Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto.

10.25	Registration Rights Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: September 29, 2009	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.6	Form of Warrant.

10.24	Securities Purchase Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto.

10.25	Registration Rights Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto.